LONG-TERM OBLIGATIONS	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
LONG-TERM OBLIGATIONS
LONG-TERM OBLIGATIONS

Long-term debt is summarized as follows (in millions):

	December 31,
	2016	2015
6-1/2% Senior Notes due April 1, 2020, net of unamortized debt issuance costs of $2.1 and $2.8 respectively	$297.9	$297.2
6% Senior Notes due May 15, 2021, net of unamortized debt issuance costs of $7.5 and $9.2, respectively	842.5	840.8
2014 Credit Agreement – term debt, net of unamortized debt issuance costs of $7.9 and $9.1, respectively	420.7	430.1
2015 Securitization Facility	—	206.5
Capital lease obligations	2.9	4.9
Other	11.8	16.7
Total debt	1,575.8	1,796.2
Less: Notes payable and current portion of long-term debt	(13.8)	(66.4)
Long-term debt, less current portion	$1,562.0	$1,729.8

2014 Credit Agreement

On January 31, 2017, in connection with the 2017 Credit Agreement (as defined below), the Company terminated its 2014 Credit Agreement (as defined below), among the Company and certain of its subsidiaries, the lenders thereunder and Credit Suisse AG, as administrative agent and collateral agent, and related agreements and documents.

On August 13, 2014 the Company entered into a credit agreement (the “2014 Credit Agreement”), with the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent. In connection with the 2014 Credit Agreement, the Company terminated its existing amended and restated credit agreement, dated as of August 5, 2011, as amended (the “2011 Credit Agreement”), among the Company and certain of its subsidiaries, the lenders thereunder and Credit Suisse AG, as administrative agent and collateral agent, and related agreements and documents.

The 2014 Credit Agreement provided the Company with a senior secured revolving line of credit of up to $600 million that was available through August 13, 2019, a $230.0 million senior secured term loan and a €200.0 million senior secured term loan, which both matured on August 13, 2021. The 2014 Credit Agreement allowed unlimited incremental commitments, which could be extended at the option of the existing or new lenders and could be in the form of revolving credit commitments, term loan commitments, or a combination of both as long as the Company satisfied a senior secured debt financial ratio contained in the 2014 Credit Agreement.

The 2014 Credit Agreement required the Company to comply with a number of covenants. The covenants limited, in certain circumstances, the Company’s ability to take a variety of actions, including but not limited to: incurring indebtedness; creating or maintaining liens on its property or assets; making investments, loans and advances; repurchasing shares of its Common Stock; engaging in acquisitions, mergers, consolidations and asset sales; redeeming debt; and paying dividends and distributions. On May 29, 2015, the Company entered into an Incremental Assumption Agreement and Amendment No. 1 to the 2014 Credit Agreement which lowered the interest rate on the Company’s €200.0 million Euro denominated term loan from Euro Interbank Offered Rate (“EURIBOR”) plus 3.25% with a 0.75% EURIBOR floor to EURIBOR plus 2.75% with a 0.75% EURIBOR floor. On September 30, 2016, the Company entered into an Amendment No. 2 (the “Amendment”) to the 2014 Credit Agreement, with the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent. The Amendment, among other things, waived the requirement that the Company and its restricted subsidiaries receive at least 75% of the consideration from the SAPA in the form of cash and cash equivalents. The Amendment also provided the Company with additional flexibility to not use the net cash proceeds from the SAPA to prepay the term loans, although it did require the Company to use $300 million of the net cash proceeds received from the SAPA, within 60 days of receipt thereof, to reduce its outstanding senior indebtedness. During the year ended December 31, 2016, the Company incurred approximately $0.3 million of costs related to the Amendment (see Note A - “Sale of MHPS Business”).

If the Company’s borrowings under its revolving line of credit were greater than 30% of the total revolving credit commitments, the 2014 Credit Agreement required the Company to comply with certain financial tests, as defined in the 2014 Credit Agreement. If applicable, the minimum required levels of the interest coverage ratio would be 2.5 to 1.0 and the maximum permitted levels of the senior secured leverage ratio would be 2.75 to 1.0.

The 2014 Credit Agreement contained customary default provisions and had various non-financial covenants, both requiring the Company to refrain from taking certain future actions (as described above) and requiring the Company to take certain actions, such as keeping its corporate existence in good standing, maintaining insurance, and providing its bank lending group with financial information on a timely basis.

In connection with termination of the 2011 Credit Agreement, the Company recorded charges of $0.1 million and $2.6 million for accelerated amortization of debt acquisition costs and original issue discount as a loss on early extinguishment of debt for the years ended December 31, 2015 and 2014, respectively.

As of December 31, 2016 and 2015, the Company had $428.6 million and $439.2 million, respectively, in U.S. dollar and Euro denominated term loans outstanding under its 2014 Credit Agreement. The weighted average interest rate on the term loans at December 31, 2016 and 2015 was 3.63% and 3.50%, respectively. The Company had no outstanding revolving credit amounts as of December 31, 2016 and 2015.

The 2014 Credit Agreement incorporated facilities for issuance of letters of credit up to $400 million.  Letters of credit issued under the 2014 Credit Agreement letter of credit facility decreased availability under the $600 million revolving line of credit.  As of December 31, 2016 and 2015, the Company had no letters of credit issued under the 2014 Credit Agreement.  The 2014 Credit Agreement also permitted the Company to have additional letter of credit facilities up to $300 million, and letters of credit issued under such additional facilities did not decrease availability under the revolving line of credit. The Company had letters of credit issued under the additional letter of credit facilities of the 2014 Credit Agreement that totaled $36.8 million and $21.2 million as of December 31, 2016 and 2015, respectively.

The Company also has bilateral arrangements to issue letters of credit with various other financial institutions.  These additional letters of credit did not reduce the Company’s availability under the 2014 Credit Agreement.  The Company had letters of credit issued under these additional arrangements of $146.4 million ($121.4 million related to discontinued operations) and $189.7 million ($153.6 million related to discontinued operations) as of December 31, 2016 and 2015, respectively.

In total, as of December 31, 2016 and 2015, the Company had letters of credit outstanding of $183.2 million ($121.4 million related to discontinued operations) and $210.9 million ($153.6 million related to discontinued operations), respectively. The letters of credit generally serve as collateral for certain liabilities included in the Consolidated Balance Sheet. Certain letters of credit serve as collateral guaranteeing the Company’s performance under contracts.

The Company and certain of its subsidiaries agreed to take certain actions to secure borrowings under the 2014 Credit Agreement.  As a result, the Company and certain of its subsidiaries entered into a Guarantee and Collateral Agreement with Credit Suisse, as collateral agent for the lenders, granting security to the lenders for amounts borrowed under the 2014 Credit Agreement.  The Company was required to (a) pledge as collateral the capital stock of the Company’s material domestic subsidiaries and 65% of the capital stock of certain of the Company’s material foreign subsidiaries, and (b) provide a first priority security interest in, and mortgages on, substantially all of the Company’s domestic assets.

6-1/2% Senior Notes

On March 27, 2012, the Company sold and issued $300 million aggregate principal amount of Senior Notes Due 2020 (“6-1/2% Notes”) at par. The proceeds from these notes were used for general corporate purposes. The 6-1/2% Notes are redeemable by the Company beginning in April 2016 at an initial redemption price of 103.25% of principal amount.

On September 30, 2016, the Company obtained the requisite non-revocable consents required to grant certain waivers from the asset sale covenants in the indenture governing the 6-1/2% Notes. The waiver agreements waive the requirement that the Company receive at least 75% of the consideration from the SAPA in the form of cash and cash equivalents. In connection with the receipt and effectiveness of the consents, the Company paid a total of $1.1 million as a result of the Disposition, of which $0.4 million had been incurred as of December 31, 2016 (see Note A - “Sale of MHPS Business”).

6% Senior Notes

On November 26, 2012, the Company sold and issued $850 million aggregate principal amount of Senior Notes due 2021 (“6% Notes”) at par. The proceeds from this offering plus other cash was used to redeem all $800 million principal amount of the outstanding 8% Senior Subordinated Notes. The 6% Notes are redeemable by the Company beginning in November 2016 at an initial redemption price of 103.00% of principal amount.

On September 30, 2016, the Company obtained the requisite non-revocable consents required to grant certain waivers from the asset sale covenants in the indenture governing the 6% Notes. The waiver agreements waive the requirement that the Company receive at least 75% of the consideration from the SAPA in the form of cash and cash equivalents. In connection with the receipt and effectiveness of the consents, the Company paid a total of $3.1 million as a result of the Disposition, of which $1.1 million had been incurred as of December 31, 2016 (see Note A - “Sale of MHPS Business”).

4% Convertible Senior Subordinated Notes

On June 3, 2009, the Company sold and issued $172.5 million aggregate principal amount of 4% Convertible Notes.  At issuance, the Company was required to separately account for the liability and equity components of the 4% Convertible Notes in a manner that reflected the Company’s nonconvertible debt borrowing rate at the date of issuance for interest cost to be recognized in subsequent periods.  The Company allocated $54.3 million of the $172.5 million principal amount of the 4% Convertible Notes to the equity component, which represented a discount to the debt and was amortized into interest expense using the effective interest method through settlement.  The Company recorded a related deferred tax liability of $19.4 million on the equity component. During 2012, the Company purchased approximately 25% of the outstanding 4% Convertible Notes. The balance of the 4% Convertible Notes was $128.8 million at settlement on June 1, 2015. The Company recognized interest expense of $5.7 million and $13.5 million on the 4% Convertible Notes for the years ended December 31, 2015 and 2014, respectively.  Interest expense on the 4% Convertible Notes throughout its term included 4% annually of cash interest on the maturity balance of $128.8 million plus non-cash interest expense accreted to the debt balance as described.

On June 1, 2015 the Company paid cash of $131.1 million (including accrued interest of $2.3 million) and issued 3.4 million shares of its $.01 par value common stock to settle the 4% Convertible Notes.

2015 Securitization Facility

On May 28, 2015, the Company, through certain of its subsidiaries, entered into a Loan and Security Agreement (the “Securitization Facility”) with lenders party thereto. The borrower under the Securitization Facility was a bankruptcy remote subsidiary of the Company (the “Borrower”). On May 31, 2016, the Company terminated the Securitization Facility, and repaid all outstanding loans because it was not providing the Company with the flexibility needed for its portfolio of assets. As a result of terminating the Securitization Facility, during the year ended December 31, 2016, the Company recorded a loss on early extinguishment of debt of $0.4 million to write-off deferred debt costs. Under the Securitization Facility, the Borrower received loans from time to time from conduit lenders thereunder, which were secured by and payable from collateral of the Borrower (primarily equipment loans and leases to Terex customers originated by TFS and transferred to the Borrower). The facility limit for such loans was $350 million and contained customary representations, warranties and covenants.

At December 31, 2015, the Company had $206.5 million in loans outstanding under the Securitization Facility. The weighted average interest rate on the Securitization Facility at December 31, 2015 was 1.46%. Interest expense on loans outstanding under this facility was recorded to COGS in the Consolidated Statement of Income (Loss). The Company was party to certain derivative interest rate swap agreements entered into to hedge its exposure to variable interest rates related to the Securitization Facility. The effective interest rate on the Securitization Facility when combined with the interest rate swap agreements was 2.13% at December 31, 2015. For further information on the interest rate swap agreements see Note M – “Derivative Financial Instruments.”

Commitment Letter

On May 16, 2016, as a result of terminating the BCA, the Company and Konecranes terminated the commitment letter they entered into on August 10, 2015 with Credit Suisse Securities (USA) LLC ("CS Securities") and Credit Suisse AG ("CS" and, together with CS Securities and their respective affiliates, "Credit Suisse") and the commitments thereunder by Credit Suisse, the other commitment parties and the lenders in respect of the senior secured credit facilities (the “Commitment Letter”). As the Company and Konecranes terminated the BCA, the parties no longer needed the use of funds that would have been supplied by the senior secured credit facilities pursuant to the Commitment Letter.

In connection with the Commitment Letter, the Company incurred fees of $7.2 million for the year ended December 31, 2016 which are included with transaction costs directly related to the BCA and are recorded in Other income (expense) - net in the Consolidated Statement of Comprehensive Income (Loss).

5-5/8% Senior Notes

On January 31, 2017, the Company sold and issued $600.0 million aggregate principal amount of Senior Notes Due 2025 (“5-5/8% Notes”) at par in a private offering. The proceeds from the 5-5/8% Notes, together with cash on hand, including cash from the sale of our MHPS business, have been and will be used: (i) to complete a tender offer for up to $550.0 million of our 6% Senior Notes, (ii) to redeem and discharge such portion of the 6% Notes that are not purchased in the tender offer, (iii) to fund a $300.0 million partial redemption of the 6% Notes, (iv) to fund anticipated redemption, repurchase or other retirement of all $300.0 million aggregate principal amount outstanding of our 6-1/2% Notes on or before April 3, 2017, (v) to pay related premiums, fees, discounts and expenses, and (vi) for general corporate purposes, including repayment of borrowings outstanding under the 2014 Credit Agreement. The 5-5/8% Notes are jointly and severally guaranteed by certain of the Company’s domestic subsidiaries. The Company expects to record a loss on early extinguishment of debt related to its 6% Senior Notes and its 6-1/2% Senior Notes of approximately $44 million in 2017.

2017 Credit Facility Agreement

On January 31, 2017 the Company entered into a new credit agreement (the “2017 Credit Agreement”), with the lenders and issuing banks party thereto (the “New Lenders”) and Credit Suisse AG, Cayman Islands Branch, (“CSAG”) as administrative agent and collateral agent. In connection with the 2017 Credit Agreement, the Company terminated its 2014 Credit Agreement, among the Company and certain of its subsidiaries, the lenders thereunder and Credit Suisse AG, as administrative agent and collateral agent, and related agreements and documents. The 2017 Credit Agreement provides the Company with a senior secured revolving line of credit of up to $450 million that is available through January 31, 2022 and a $400.0 million senior secured term loan, which will mature on January 31, 2024. The 2017 Credit Agreement allows unlimited incremental commitments, which may be extended at the option of the existing or new lenders and can be in the form of revolving credit commitments, term loan commitments, or a combination of both, with incremental amounts in excess of $300.0 million as long as the Company satisfies a senior secured leverage ratio contained in the 2017 Credit Agreement.

The 2017 Credit Agreement requires the Company to comply with a number of covenants, which limit, in certain circumstances, the Company’s ability to take a variety of actions, including but not limited to: incur indebtedness; create or maintain liens on its property or assets; make investments, loans and advances; repurchase shares of its common stock; engage in acquisitions, mergers, consolidations and asset sales; redeem debt; and pay dividends and distributions. If the Company’s borrowings under its revolving line of credit are greater than 30% of the total revolving credit commitments, the 2017 Credit Agreement requires the Company to comply with certain financial tests, as defined in the 2017 Credit Agreement. If applicable, the minimum required levels of the interest coverage ratio would be 2.5 to 1.0 and the maximum permitted levels of the senior secured leverage ratio would be 2.75 to 1.0. The 2017 Credit Agreement also contains customary default provisions.

Furthermore, the Company and certain of its subsidiaries agreed to take certain actions to secure borrowings under the 2017 Credit Agreement. As a result, on January 31, 2017, Terex and certain of its subsidiaries entered into a Guarantee and Collateral Agreement with CSAG, as collateral agent for the New Lenders, granting security and guarantees to the New Lenders for amounts borrowed under the 2017 Credit Agreement. Pursuant to the Guarantee and Collateral Agreement, Terex is required to (a) pledge as collateral the capital stock of the Company’s material domestic subsidiaries and 65% of the capital stock of certain of the Company’s material foreign subsidiaries, and (b) provide a first priority security interest in substantially all of the Company’s domestic assets.

The Company expects to record a loss on early extinguishment of debt related to its 2014 Credit Agreement of approximately $8 million in 2017.

Schedule of Debt Maturities

Scheduled annual maturities of the principal portion of long-term debt outstanding at December 31, 2016 in the successive five-year period and thereafter are summarized below. These amounts do not reflect the impact of the 5-5/8% Senior Notes and 2017 Credit Agreement, which were entered into in January 2017. Amounts shown are exclusive of minimum lease payments for capital lease obligations (in millions):

2017	$13.6
2018	4.7
2019	4.4
2020	304.0
2021	1,262.6
Thereafter	1.1
Total Debt	1,590.4
Less: Unamortized debt issuance costs	$(17.5)
Net debt	$1,572.9

Based on indicative price quotations from financial institutions multiplied by the amount recorded on the Company’s Consolidated Balance Sheet, excluding debt acquisition costs (“Book Value”), the Company estimates the fair values (“FV”) of its debt set forth below as of December 31, 2016 and 2015, as follows (in millions, except for quotes):

2016	Book Value	Quote	FV
6-1/2% Senior Notes	$300.0	$1.02500	$308
6% Senior Notes	$850.0	$1.02750	$873
2014 Credit Agreement Term Loan (net of discount) – USD	$223.5	$1.00000	$224
2014 Credit Agreement Term Loan (net of discount) – EUR	$205.1	$0.99500	$204

2015	Book Value	Quote	FV
6-1/2% Senior Notes	$300.0	$0.96000	$288
6% Senior Notes	$850.0	$0.91500	$778
2014 Credit Agreement Term Loan (net of discount) – USD	$225.5	$0.99000	$223
2014 Credit Agreement Term Loan (net of discount) – EUR	$213.7	$0.99750	$213

The fair value of debt reported in the tables above is based on price quotations on the debt instrument in an active market and therefore categorized under Level 1 of the ASC 820 hierarchy. See Note B – “Basis of Presentation,” for an explanation of the ASC 820 hierarchy. The Company believes that the carrying value of its other borrowings, including amounts outstanding for the revolving line of credit under the 2014 Credit Agreement and the Securitization Facility, approximates fair market value based on maturities for debt of similar terms. The fair value of these other borrowings are categorized under Level 2 of the ASC 820 hierarchy.

The Company paid $96.2 million, $98.9 million and $105.9 million of interest in 2016, 2015 and 2014, respectively.